EXHIBIT 99

DAIMLERCHRYSLER MASTER OWNER TRUST	Page 1 of 2
18-Jul-05

	Collections	Accrual	Distribution
From:	01-Jun-04	15-Jun-05	15-Jul-05
To:	30-Jun-04	14-Jul-05
Days:	30	30

S&P Long Term Debt Rating of DaimlerChrysler AG	BBB	Note: Due to rounding, some totals are off by a penny.
     (if S&P rating is lower than BBB-, Overcollateralization Percentage increases from 9.89% to 11.11%)

Series Allocation - Beginning of COLLECTION Period
(i.e., after giving effect to payments and deposits on May payment date)

			[A]	[B]	[C]	[A]+[B]+[C]	[D]	[A]+[B]+[C]+[D]	[SNLA/Pool]	[SNLA/Pool]	[SNLA/AggSNLA]
	Outstanding	EFA and	Nominal	Primary	Increm.	Series	Seller’s Req.	Required	Floating	Principal	Miscellaneous
	Dollar Principal	PFA	Liq. Amount	OC	OC	Nominal	Participation	Participation	Allocation	Allocation	Allocation
Series	Amount	Balances	of Notes	Amount	Amount	Liq. Amount	Amount (1)	Amount	Percentage	Percentage	Percentage

DCMOT 02-B Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	9.18299%	9.18299%	16.12903%
DCMOT 03-A Notes	1,500,000,000.00	0.00	1,500,000,000.00	148,351,648.35	0.00	1,648,351,648.35	60,000,000.00	1,708,351,648.35	13.77449%	13.77449%	24.19355%
DCMOT 04-A Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	9.18299%	9.18299%	16.12903%
DCMOT 04-B Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	9.18299%	9.18299%	16.12903%
DCMOT 05-A Notes	1,700,000,000.00	0.00	1,700,000,000.00	168,131,868.13	0.00	1,868,131,868.13	68,000,000.00	1,936,131,868.13	15.61109%	15.61109%	27.41935%

Total	6,200,000,000.00	0.00	6,200,000,000.00	613,186,813.18	0.00	6,813,186,813.18	248,000,000.00	7,061,186,813.18	56.93455%	56.93455%	100.00000%

								Seller’s Percentages:	43.06545%	43.06545%	0.00000%

Series Allocation - End of COLLECTION Period
(i.e., after giving effect to payments and deposits on June payment date)

			[A]	[B]	[C]	[A]+[B]+[C]	[D]	[A]+[B]+[C]+[D]	[SNLA/Pool]	[SNLA/Pool]	[SNLA/AggSNLA]
	Outstanding	EFA and	Nominal	Primary	Increm.	Series	Seller’s Req.	Required	Floating	Principal	Miscellaneous
	Dollar Principal	PFA	Liq. Amount	OC	OC	Nominal	Participation	Participation	Allocation	Allocation	Allocation
Series	Amount	Balances	of Notes	Amount	Amount	Liq. Amount	Amount (1)	Amount	Percentage	Percentage	Percentage

DCMOT 02-B Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	8.89866%	8.89866%	16.12903%
DCMOT 03-A Notes	1,500,000,000.00	0.00	1,500,000,000.00	148,351,648.35	0.00	1,648,351,648.35	60,000,000.00	1,708,351,648.35	13.34799%	13.34799%	24.19355%
DCMOT 04-A Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	8.89866%	8.89866%	16.12903%
DCMOT 04-B Notes	1,000,000,000.00	0.00	1,000,000,000.00	98,901,098.90	0.00	1,098,901,098.90	40,000,000.00	1,138,901,098.90	8.89866%	8.89866%	16.12903%
DCMOT 05-A Notes	1,700,000,000.00	0.00	1,700,000,000.00	168,131,868.13	0.00	1,868,131,868.13	68,000,000.00	1,936,131,868.13	15.12773%	15.12773%	27.41935%

Total	6,200,000,000.00	0.00	6,200,000,000.00	613,186,813.18	0.00	6,813,186,813.18	248,000,000.00	7,061,186,813.18	55.17171%	55.17171%	100.00000%

								Seller’s Percentages:	44.82829%	44.82829%	0.00000%

(1)	If any dealer/affiliate is over 1.5% then Required Participation Percentage will be 4% rather than 3%

18-Jul-05

Trust Principal Receivables
Beginning Pool Balance	11,966,699,267.05

Total Principal Collections	5,098,534,427.75
Principal Collections	5,346,254,727.10
Principal Adjustments	(257,283,567.02)
Principal Collections for “D” and “L”	9,563,267.67
New Principal Receivables	5,480,893,523.01
Receivables Added for Additional Accounts	0.00
Principal Default Amounts	0.00
As Pct of Collections/Avg. Receivables	0.0000%	0.0000%

Ending Pool Balance	12,349,058,362.31
Ending Required Participation Amount (trust-wide)	(7,061,186,813.18)
Ending Excess Receivables (trust-wide)	5,287,871,549.13

Average Daily Pool Balance	12,157,878,814.68
Monthly Payment Rate	41.9361%
Previous Monthly Payment Rate	41.1077%
2-Month Average Payment Rate	41.5219%
Monthly Payment Rate 2 Months Ago	39.5159%
3-Month Average Payment Rate	40.8532%

Used Vehicle Balance	523,916,583.96
As Pct of Ending Pool Balance	4.2426%

AutoNation Affiliated Dealer Balance	354,557,238.93
As Pct of Ending Pool Balance	2.8711%
UAG Affiliated Dealer Balance	207,278,817.17
As Pct of Ending Pool Balance	1.6785%
Largest Dlr Balance (other than AutoNation/UAG)	229,740,548.48
As Pct of Ending Pool Balance	1.8604%
2nd Largest Dlr Balance (other than AutoNation/UAG)	168,588,971.41
As Pct of Ending Pool Balance	1.3652%
3rd Largest Dlr Balance (other than AutoNation/UAG)	159,587,505.58
As Pct of Ending Pool Balance	1.2923%

Overconcentration Amount (may be multiple dealers)	0.00

Aggregate Ineligible Receivables	0.00

Miscellaneous Payments (if any)	0.00

Trust Non-Principal Receivables
Total Interest Collections	69,973,889.53
Interest Collections	69,627,385.16
Interest Collections on “D” and “L”	346,504.37
Recoveries on Defaulted Receivables	354,424.74
Investment Income from Collection Account	211,955.94
Investment Income from Excess Funding Account	0.00

Average Interest Collections Rate
Total Interest Collections	69,973,889.53
/ Average Daily Pool Balance (prior month)	12,014,172,235.74
* 360	360
/ Actual Days (prior month)	31

Average Interest Collections Rate	6.76368%

Summary of Collections
Total Principal Collections	5,098,534,427.75
Total Interest Collections	69,973,889.53

Total Collections	5,168,508,317.28

Deposit into EFA per Section 4.06(b)(i) of SSA
Aggregate Outstanding Dollar Principal Amount	6,200,000,000.00
Aggregate OC Amounts	613,186,813.18

Total “A”	6,813,186,813.18

Aggregate Series NLA minus “Adjustment Amount”	6,813,186,813.18
Aggregate Principal Balance in all PFAs	0.00
Aggregate Principal Balance in EFA	0.00

Total “B”	6,813,186,813.18

Amount to be deposited into EFA (“A” minus “B”)	0.00

DaimlerChrysler Master Owner Trust - SERIES 2002-B
Collection Period: June 1, 2005 through June 30, 2005
Distribution Date: July 15, 2005

				Expected Final		Accumulation	Early Redemption
				Payment Date		Period	Period
Amounts owed on Notes on Current Payment Date
Outstanding Dollar Principal Amount of Notes		1,000,000,000.00		15-Nov-05		No	No
Total principal to be paid on Notes		0.00
per $1,000 of Notes		0.00
				Days in Accrual		LIBOR Telerate 3750	Spread

Total interest to be paid on Notes		2,712,500.00		30		3.22000%	0.035%
per $1,000 of Notes		2.71

Series Nominal Liquidation Amount and Series Required Participation Amount at End of Current Payment Date
NLA of Notes as of prior payment date		1,000,000,000.00
Reimbursements of NLA Deficit since prior payment date		0.00
Reallocated Principal Collections since prior payment date		0.00
Investor Charge-Offs since prior payment date		0.00
PFA deposit since prior payment date		0.00
EFA deposit since prior payment date		0.00
EFA withdrawal since prior payment		0.00

NLA of Notes		1,000,000,000.00

Overcollateralization Percentage of NLA of Notes	9.89%	98,901,098.90	=	Required Primary OC Amount
Cumulative reimbursements of OC Amount Deficit since issuance		0.00
Cumulative reallocated Principal Collections since issuance		0.00
Cumulative Investor Charge-Offs since issuance		0.00

Primary OC Amount		98,901,098.90
Is Primary OC Amt < Required Primary OC Amt?	No

Ineligible Receivables allocated to Series		0.00
Overconcentration Amount allocated to Series		0.00

Incremental OC Amount		0.00

Series Nominal Liquidation Amount		1,098,901,098.90	=	Amt used for determining allocations for Collection Period beginning on 1st day of NEXT month
Seller’s Required Participation Amount	4.00%	40,000,000.00

Series Required Participation Amount		1,138,901,098.90
		Total Pool		Series Alloc. %		Series Allocation

Interest Collections
Collections of Interest		69,973,889.53	x	9.182993%	=	6,425,697.04
Recoveries on Defaulted Receivables		354,424.74	x	9.182993%	=	32,546.80
Investment Income from Collection Account		211,955.94	x	9.182993%	=	19,463.90

Total Interest Collections		70,540,270.21				6,477,707.74

Series Share of Interest Collections		6,477,707.74
PFA Earnings (if any)		0.00
PFA Earnings Shortfall (if any)		0.00
Series EFA Earnings (if any)		0.00
Shared Excess Avail Interest Amounts from other series (if needed)		0.00

Series Available Interest Amount		6,477,707.74

Application of Series Available Interest Amount per Section 3.01 of Indenture Supplement
Total interest to be paid on Notes (for deposit in IFA)		2,712,500.00
Series Servicing Fee	1.00%	915,750.92
To cover Series Investor Default Amount		0.00
To cover prior NLA Deficit (if any)		0.00
To cover prior OC Amount Deficit (if any)		0.00
Previously waived Series Servicing Fee (if any)		0.00
Amt to be shared with other series (if needed)		0.00

Excess Series Available Interest Amount		2,849,456.82	=	Amt to be released to Seller

Deposit in IFA from Series Available Interest Amount		2,712,500.00
Receivables Sale Proceeds (if any) for deposit in IFA		0.00
Deposit in IFA from reallocated Principal Collections		0.00

Total amount to be deposited in IFA		2,712,500.00
		Total Pool		Series Alloc. %		Series Allocation

Principal Collections and Investor Default Amount
Collections of Principal		5,098,534,427.75	x	9.182993%	=	468,198,035.26
Miscellaneous Payments (if any)		0.00	x	16.129032%	=	0.00
Losses from Defaulted Dealers		0.00	x	9.182993%	=	0.00

Series Share of Principal Collections		468,198,035.26
Series Share of Miscellaneous Payments		0.00
Reallocated interest to cover Series Investor Default Amt		0.00
Reallocated interest to cover prior NLA Deficit		0.00
Reallocated interest to cover prior OC Amount Deficit		0.00
Shared Excess Avail Principal Amounts from other series (if needed)		0.00

Series Available Principal Amount		468,198,035.26

Application of Series Available Principal Amount per Section 3.05 of Indenture Supplement
To cover shortfalls in interest owed on Notes (for deposit in IFA)		0.00
Deposit in PFA if in Accumulation or Early Redemption Period		0.00
Amt to be shared with other series (if needed)		0.00
Amt to be deposited in EFA		0.00

Excess Series Available Principal Amount		468,198,035.26	=	Amt to be released to Seller

Deposit in PFA from Series Available Principal Amount		0.00
Receivables Sale Proceeds (if any) for deposit in PFA		0.00
EFA withdrawal for deposit in PFA		0.00

Total amount to be deposited in PFA		0.00

DaimlerChrysler Master Owner Trust - SERIES 2003-A
Collection Period: June 1, 2005 through June 30, 2005
Distribution Date: July 15, 2005

				Expected Final		Accumulation	Early Redemption
				Payment Date		Period	Period
Amounts owed on Notes on Current Payment Date
Outstanding Dollar Principal Amount of Notes		1,500,000,000.00		15-Feb-06		No	No
Total principal to be paid on Notes		0.00
per $1,000 of Notes		0.00
				Days in Accrual		LIBOR Telerate 3750	Spread

Total interest to be paid on Notes		4,087,500.00		30		3.22000%	0.05%
per $1,000 of Notes		2.73

Series Nominal Liquidation Amount and Series Required Participation Amount at End of Current Payment Date
NLA of Notes as of prior payment date		1,500,000,000.00
Reimbursements of NLA Deficit since prior payment date		0.00
Reallocated Principal Collections since prior payment date		0.00
Investor Charge-Offs since prior payment date		0.00
PFA deposit since prior payment date		0.00
EFA deposit since prior payment date		0.00
EFA withdrawal since prior payment		0.00

NLA of Notes		1,500,000,000.00

Overcollateralization Percentage of NLA of Notes	9.89%	148,351,648.35	=	Required Primary OC Amount
Cumulative reimbursements of OC Amount Deficit since issuance		0.00
Cumulative reallocated Principal Collections since issuance		0.00
Cumulative Investor Charge-Offs since issuance		0.00

Primary OC Amount		148,351,648.35

Is Primary OC Amt < Required Primary OC Amt?	No

Ineligible Receivables allocated to Series		0.00
Overconcentration Amount allocated to Series		0.00

Incremental OC Amount		0.00

Series Nominal Liquidation Amount		1,648,351,648.35	=	Amt used for determining allocations for Collection Period beginning on 1st day of NEXT month
Seller’s Required Participation Amount	4.00%	60,000,000.00

Series Required Participation Amount		1,708,351,648.35

		Total Pool		Series Alloc. %		Series Allocation

Interest Collections
Collections of Interest		69,973,889.53	x	13.774489%	=	9,638,545.57
Recoveries on Defaulted Receivables		354,424.74	x	13.774489%	=	48,820.20
Investment Income from Collection Account		211,955.94	x	13.774489%	=	29,195.85

Total Interest Collections		70,540,270.21				9,716,561.62

Series Share of Interest Collections		9,716,561.62
PFA Earnings (if any)		0.00
PFA Earnings Shortfall (if any)		0.00
Series EFA Earnings (if any)		0.00
Shared Excess Avail Interest Amounts from other series (if needed)		0.00

Series Available Interest Amount		9,716,561.62

Application of Series Available Interest Amount per Section 3.01 of Indenture Supplement
Total interest to be paid on Notes (for deposit in IFA)		4,087,500.00
Series Servicing Fee	1.00%	1,373,626.37
To cover Series Investor Default Amount		0.00
To cover prior NLA Deficit (if any)		0.00
To cover prior OC Amount Deficit (if any)		0.00
Previously waived Series Servicing Fee (if any)		0.00
Amt to be shared with other series (if needed)		0.00

Excess Series Available Interest Amount		4,255,435.25	=	Amt to be released to Seller

Deposit in IFA from Series Available Interest Amount		4,087,500.00
Receivables Sale Proceeds (if any) for deposit in IFA		0.00
Deposit in IFA from reallocated Principal Collections		0.00

Total amount to be deposited in IFA		4,087,500.00

		Total Pool		Series Alloc. %		Series Allocation

Principal Collections and Investor Default Amount
Collections of Principal		5,098,534,427.75	x	13.774489%	=	702,297,052.90
Miscellaneous Payments (if any)		0.00	x	24.193548%	=	0.00
Losses from Defaulted Dealers		0.00	x	13.774489%	=	0.00

Series Share of Principal Collections		702,297,052.90
Series Share of Miscellaneous Payments		0.00
Reallocated interest to cover Series Investor Default Amt		0.00
Reallocated interest to cover prior NLA Deficit		0.00
Reallocated interest to cover prior OC Amount Deficit		0.00
Shared Excess Avail Principal Amounts from other series (if needed)		0.00

Series Available Principal Amount		702,297,052.90

Application of Series Available Principal Amount per Section 3.05 of Indenture Supplement
To cover shortfalls in interest owed on Notes (for deposit in IFA)		0.00
Deposit in PFA if in Accumulation or Early Redemption Period		0.00
Amt to be shared with other series (if needed)		0.00
Amt to be deposited in EFA		0.00

Excess Series Available Principal Amount		702,297,052.90	=	Amt to be released to Seller

Deposit in PFA from Series Available Principal Amount		0.00
Receivables Sale Proceeds (if any) for deposit in PFA		0.00
EFA withdrawal for deposit in PFA		0.00

Total amount to be deposited in PFA		0.00

DaimlerChrysler Master Owner Trust - SERIES 2004-A
Collection Period: June 1, 2005 through June 30, 2005
Distribution Date: July 15, 2005

				Expected Final		Accumulation	Early Redemption
				Payment Date		Period	Period
Amounts owed on Notes on Current Payment Date						No	No
Outstanding Dollar Principal Amount of Notes		1,000,000,000.00		16-Jan-07		No	No
Total principal to be paid on Notes		0.00
per $1,000 of Notes		0.00
				Days in Accrual		LIBOR Telerate 3750	Spread

Total interest to be paid on Notes		2,704,166.67		30		3.22000%	0.025%
per $1,000 of Notes		2.70

Series Nominal Liquidation Amount and Series Required Participation Amount at End of Current Payment Date
NLA of Notes as of prior payment date		1,000,000,000.00
Reimbursements of NLA Deficit since prior payment date		0.00
Reallocated Principal Collections since prior payment date		0.00
Investor Charge-Offs since prior payment date		0.00
PFA deposit since prior payment date		0.00
EFA deposit since prior payment date		0.00
EFA withdrawal since prior payment		0.00

NLA of Notes		1,000,000,000.00

Overcollateralization Percentage of NLA of Notes	9.89%	98,901,098.90	=	Required Primary OC Amount
Cumulative reimbursements of OC Amount Deficit since issuance		0.00
Cumulative reallocated Principal Collections since issuance		0.00
Cumulative Investor Charge-Offs since issuance		0.00

Primary OC Amount		98,901,098.90
Is Primary OC Amt < Required Primary OC Amt?	No

Ineligible Receivables allocated to Series		0.00
Overconcentration Amount allocated to Series		0.00

Incremental OC Amount		0.00

Series Nominal Liquidation Amount		1,098,901,098.90	=	Amt used for determining allocations for Collection Period beginning on 1st day of NEXT month
Seller’s Required Participation Amount	4.00%	40,000,000.00

Series Required Participation Amount		1,138,901,098.90

		Total Pool		Series Alloc. %		Series Allocation

Interest Collections
Collections of Interest		69,973,889.53	x	9.182993%	=	6,425,697.04
Recoveries on Defaulted Receivables		354,424.74	x	9.182993%	=	32,546.80
Investment Income from Collection Account		211,955.94	x	9.182993%	=	19,463.90

Total Interest Collections		70,540,270.21				6,477,707.74

Series Share of Interest Collections		6,477,707.74
PFA Earnings (if any)		0.00
PFA Earnings Shortfall (if any)		0.00
Series EFA Earnings (if any)		0.00
Shared Excess Avail Interest Amounts from other series (if needed)		0.00

Series Available Interest Amount		6,477,707.74

Application of Series Available Interest Amount per Section 3.01 of Indenture Supplement
Total interest to be paid on Notes (for deposit in IFA)		2,704,166.67
Series Servicing Fee	1.00%	915,750.92
To cover Series Investor Default Amount		0.00
To cover prior NLA Deficit (if any)		0.00
To cover prior OC Amount Deficit (if any)		0.00
Previously waived Series Servicing Fee (if any)		0.00
Amt to be shared with other series (if needed)		0.00

Excess Series Available Interest Amount		2,857,790.15	=	Amt to be released to Seller

Deposit in IFA from Series Available Interest Amount		2,704,166.67
Receivables Sale Proceeds (if any) for deposit in IFA		0.00
Deposit in IFA from reallocated Principal Collections		0.00

Total amount to be deposited in IFA		2,704,166.67

		Total Pool		Series Alloc. %		Series Allocation

Principal Collections and Investor Default Amount
Collections of Principal		5,098,534,427.75	x	9.182993%	=	468,198,035.26
Miscellaneous Payments (if any)		0.00	x	16.129032%	=	0.00
Losses from Defaulted Dealers		0.00	x	9.182993%	=	0.00

Series Share of Principal Collections		468,198,035.26
Series Share of Miscellaneous Payments		0.00
Reallocated interest to cover Series Investor Default Amt		0.00
Reallocated interest to cover prior NLA Deficit		0.00
Reallocated interest to cover prior OC Amount Deficit		0.00
Shared Excess Avail Principal Amounts from other series (if needed)		0.00

Series Available Principal Amount		468,198,035.26

Application of Series Available Principal Amount per Section 3.05 of Indenture Supplement
To cover shortfalls in interest owed on Notes (for deposit in IFA)		0.00
Deposit in PFA if in Accumulation or Early Redemption Period		0.00
Amt to be shared with other series (if needed)		0.00
Amt to be deposited in EFA		0.00

Excess Series Available Principal Amount		468,198,035.26	=	Amt to be released to Seller

Deposit in PFA from Series Available Principal Amount		0.00
Receivables Sale Proceeds (if any) for deposit in PFA		0.00
EFA withdrawal for deposit in PFA		0.00

Total amount to be deposited in PFA		0.00

DaimlerChrysler Master Owner Trust - SERIES 2004-B
Collection Period: June 1, 2005 through June 30, 2005
Distribution Date: July 15, 2005

				Expected Final		Accumulation	Early Redemption
				Payment Date		Period	Period
Amounts owed on Notes on Current Payment Date
Outstanding Dollar Principal Amount of Notes		1,000,000,000.00		15-Aug-07		No	No
Total principal to be paid on Notes		0.00
per $1,000 of Notes		0.00
				Days in Accrual		LIBOR Telerate 3750	Spread

Total interest to be paid on Notes		2,691,666.67		30		3.22000%	0.01%
per $1,000 of Notes		2.69

Series Nominal Liquidation Amount and Series Required Participation Amount at End of Current Payment Date
NLA of Notes as of prior payment date		1,000,000,000.00
Reimbursements of NLA Deficit since prior payment date		0.00
Reallocated Principal Collections since prior payment date		0.00
Investor Charge-Offs since prior payment date		0.00
PFA deposit since prior payment date		0.00
EFA deposit since prior payment date		0.00
EFA withdrawal since prior payment		0.00

NLA of Notes		1,000,000,000.00

Overcollateralization Percentage of NLA of Notes	9.89%	98,901,098.90	=	Required Primary OC Amount
Cumulative reimbursements of OC Amount Deficit since issuance		0.00
Cumulative reallocated Principal Collections since issuance		0.00
Cumulative Investor Charge-Offs since issuance		0.00

Primary OC Amount		98,901,098.90
Is Primary OC Amt < Required Primary OC Amt?	No

Ineligible Receivables allocated to Series		0.00
Overconcentration Amount allocated to Series		0.00

Incremental OC Amount		0.00

Series Nominal Liquidation Amount		1,098,901,098.90	=	Amt used for determining allocations for Collection Period beginning on 1st day of NEXT month
Seller’s Required Participation Amount	4.00%	40,000,000.00

Series Required Participation Amount		1,138,901,098.90

		Total Pool		Series Alloc. %		Series Allocation

Interest Collections
Collections of Interest		69,973,889.53	x	9.182993%	=	6,425,697.04
Recoveries on Defaulted Receivables		354,424.74	x	9.182993%	=	32,546.80
Investment Income from Collection Account		211,955.94	x	9.182993%	=	19,463.90

Total Interest Collections		70,540,270.21				6,477,707.74

Series Share of Interest Collections		6,477,707.74
PFA Earnings (if any)		0.00
PFA Earnings Shortfall (if any)		0.00
Series EFA Earnings (if any)		0.00
Shared Excess Avail Interest Amounts from other series (if needed)		0.00

Series Available Interest Amount		6,477,707.74

Application of Series Available Interest Amount per Section 3.01 of Indenture Supplement
Total interest to be paid on Notes (for deposit in IFA)		2,691,666.67
Series Servicing Fee	1.00%	915,750.92
To cover Series Investor Default Amount		0.00
To cover prior NLA Deficit (if any)		0.00
To cover prior OC Amount Deficit (if any)		0.00
Previously waived Series Servicing Fee (if any)		0.00
Amt to be shared with other series (if needed)		0.00

Excess Series Available Interest Amount		2,870,290.15	=	Amt to be released to Seller

Deposit in IFA from Series Available Interest Amount		2,691,666.67
Receivables Sale Proceeds (if any) for deposit in IFA		0.00
Deposit in IFA from reallocated Principal Collections		0.00

Total amount to be deposited in IFA		2,691,666.67

		Total Pool		Series Alloc. %		Series Allocation

Principal Collections and Investor Default Amount
Collections of Principal		5,098,534,427.75	x	9.182993%	=	468,198,035.26
Miscellaneous Payments (if any)		0.00	x	16.129032%	=	0.00
Losses from Defaulted Dealers		0.00	x	9.182993%	=	0.00

Series Share of Principal Collections		468,198,035.26
Series Share of Miscellaneous Payments		0.00
Reallocated interest to cover Series Investor Default Amt		0.00
Reallocated interest to cover prior NLA Deficit		0.00
Reallocated interest to cover prior OC Amount Deficit		0.00
Shared Excess Avail Principal Amounts from other series (if needed)		0.00

Series Available Principal Amount		468,198,035.26

Application of Series Available Principal Amount per Section 3.05 of Indenture Supplement
To cover shortfalls in interest owed on Notes (for deposit in IFA)		0.00
Deposit in PFA if in Accumulation or Early Redemption Period		0.00
Amt to be shared with other series (if needed)		0.00
Amt to be deposited in EFA		0.00

Excess Series Available Principal Amount		468,198,035.26	=	Amt to be released to Seller

Deposit in PFA from Series Available Principal Amount		0.00
Receivables Sale Proceeds (if any) for deposit in PFA		0.00
EFA withdrawal for deposit in PFA		0.00

Total amount to be deposited in PFA		0.00

DaimlerChrysler Master Owner Trust - SERIES 2005-A
Collection Period: June 1, 2005 through June 30, 2005
Distribution Date: July 15, 2005

				Expected Final		Accumulation	Early Redemption
				Payment Date		Period	Period
Amounts owed on Notes on Current Payment Date
Outstanding Dollar Principal Amount of Notes		1,700,000,000.00		15-Apr-08		No	No
Total principal to be paid on Notes		0.00
per $1,000 of Notes		0.00
				Days in Accrual		LIBOR Telerate 3750	Spread

Total interest to be paid on Notes		4,632,500.00		30		3.22000%	0.05%
per $1,000 of Notes		2.73

Series Nominal Liquidation Amount and Series Required Participation Amount at End of Current Payment Date
NLA of Notes as of prior payment date		1,700,000,000.00
Reimbursements of NLA Deficit since prior payment date		0.00
Reallocated Principal Collections since prior payment date		0.00
Investor Charge-Offs since prior payment date		0.00
PFA deposit since prior payment date		0.00
EFA deposit since prior payment date		0.00
EFA withdrawal since prior payment		0.00

NLA of Notes		1,700,000,000.00

Overcollateralization Percentage of NLA of Notes	9.89%	168,131,868.13	=	Required Primary OC Amount
Cumulative reimbursements of OC Amount Deficit since issuance		0.00
Cumulative reallocated Principal Collections since issuance		0.00
Cumulative Investor Charge-Offs since issuance		0.00

Primary OC Amount		168,131,868.13
Is Primary OC Amt < Required Primary OC Amt?	No

Ineligible Receivables allocated to Series		0.00
Overconcentration Amount allocated to Series		0.00

Incremental OC Amount		0.00

Series Nominal Liquidation Amount		1,868,131,868.13	=	Amt used for determining allocations for Collection Period beginning on 1st day of NEXT month
Seller’s Required Participation Amount	4.00%	68,000,000.00

Series Required Participation Amount		1,936,131,868.13

		Total Pool		Series Alloc. %		Series Allocation

Interest Collections		69,973,889.53	x	15.611087%	=	10,923,684.97
Collections of Interest		69,973,889.53	x	15.611087%	=	10,923,684.97
Recoveries on Defaulted Receivables		354,424.74	x	15.611087%	=	55,329.56
Investment Income from Collection Account		211,955.94	x	15.611087%	=	33,088.63

Total Interest Collections		70,540,270.21				11,012,103.16

Series Share of Interest Collections		11,012,103.16
PFA Earnings (if any)		0.00
PFA Earnings Shortfall (if any)		0.00
Series EFA Earnings (if any)		0.00
Shared Excess Avail Interest Amounts from other series (if needed)		0.00

Series Available Interest Amount		11,012,103.16

Application of Series Available Interest Amount per Section 3.01 of Indenture Supplement
Total interest to be paid on Notes (for deposit in IFA)		4,632,500.00
Series Servicing Fee	1.00%	1,556,776.56
To cover Series Investor Default Amount		0.00
To cover prior NLA Deficit (if any)		0.00
To cover prior OC Amount Deficit (if any)		0.00
Previously waived Series Servicing Fee (if any)		0.00
Amt to be shared with other series (if needed)		0.00

Excess Series Available Interest Amount		4,822,826.60	=	Amt to be released to Seller
Deposit in IFA from Series Available Interest Amount		4,632,500.00
Receivables Sale Proceeds (if any) for deposit in IFA		0.00
Deposit in IFA from reallocated Principal Collections		0.00

Total amount to be deposited in IFA		4,632,500.00

		Total Pool		Series Alloc. %		Series Allocation

Principal Collections and Investor Default Amount
Collections of Principal		5,098,534,427.75	x	15.611087%	=	795,936,659.95
Miscellaneous Payments (if any)		0.00	x	27.419355%	=	0.00
Losses from Defaulted Dealers		0.00	x	15.611087%	=	0.00

Series Share of Principal Collections		795,936,659.95
Series Share of Miscellaneous Payments		0.00
Reallocated interest to cover Series Investor Default Amt		0.00
Reallocated interest to cover prior NLA Deficit		0.00
Reallocated interest to cover prior OC Amount Deficit		0.00
Shared Excess Avail Principal Amounts from other series (if needed)		0.00

Series Available Principal Amount		795,936,659.95

Application of Series Available Principal Amount per Section 3.05 of Indenture Supplement
To cover shortfalls in interest owed on Notes (for deposit in IFA)		0.00
Deposit in PFA if in Accumulation or Early Redemption Period		0.00
Amt to be shared with other series (if needed)		0.00
Amt to be deposited in EFA		0.00

Excess Series Available Principal Amount		795,936,659.95	=	Amt to be released to Seller

Deposit in PFA from Series Available Principal Amount		0.00
Receivables Sale Proceeds (if any) for deposit in PFA		0.00
EFA withdrawal for deposit in PFA		0.00

Total amount to be deposited in PFA		0.00